UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21140
FORTRESS INVESTMENT TRUST II
(Exact name of Registrant as specified in charter)

1345 Avenue Of The Americas, 46th Floor, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of reporting period: September 30, 2008

Item 1. Consolidated Schedule of Investments (Unaudited).
The Registrant’s Consolidated Schedule of Investments as of September 30, 2008 is as follows:

				Income
				Recognized
		Cost (c) (d)		This Period	Fair Value	% of Net
Investment	Investment Reference	(000s)	Description of Investment	(000s)	(000s)	Assets
Controlled Affiliate — Indirect Investments (a)
FIT Capital Trading LLC	“Capital Trading”	$14,400	100% of the issued common equity	$—	$14,400	2.5%
RESG Acquisition LLC	“RESG”	—	89.7% of the issued common equity	359	2,849	0.5%
FIT DVI LLC	“DVI”	916	100% of the issued common equity	223	772	0.1%
FIT Holdings LLC	“Brookdale”	20,000	100% of the issued common equity	367	521,971	90.0%
FIT CFN Holdings LLC (f)	“Green Tree”	—	100% of the issued common equity	3,700	—	—
FIT CCRC LLC (e)	“CCRC”	—	100% of the issued common equity	9	—	—
FIT Aero Investments Ltd.	“Aerofort”	20,445	100% of the issued common equity	8,896	23,137	4.0%

Total investments (b)		$55,761		$13,554	$563,129	97.1%

(a)	An affiliated company is a company in which Fortress Investment Trust (“FIT II”) has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 50% of its equity is owned by FIT II or entities under common control with FIT II. When a controlled affiliate was established to hold a particular investment, we have defined such investment as “indirect.” Refer to Note 1 for additional disclosures with respect to the holdings of Indirect Investments.

(b)	The United States Federal income tax basis of FIT II’s investments at the end of the period was approximately $172.7 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $390.4 million (gross unrealized appreciation of $391.4 million and gross unrealized depreciation of $1.0 million).

(c)	Net of returns of capital, if any.

(d)	The purchase and sale of the Capital Trading investments occurred in 2008, the purchase of RESG occurred in 2002 and the purchase of DVI occurred in 2003. The initial purchase of Brookdale occurred in 2005, and the purchases of CCRC and Aerofort occurred in 2004. There were no other sales of investments which occurred during the period.

(e)	The remaining investment in CCRC was written off at June 30, 2008.

(f)	The investment was sold in October 2007. The income recognized in 2008 relates to a reimbursement of taxes paid in 2007.
See notes to consolidated schedule of investments.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2008
1. CONTROLLED AFFILIATE HOLDINGS
FIT II holds interests in the following investments, which represent more than 1% of its net assets, through its controlled affiliate holdings:

			Number of Shares,
			Principal / Notional
Investment	Holding Entity	Investment	Amount (a)	Cost (b)			Geographical	Fair Value
Reference	(Controlled Affiliate)	Type	(000s)	(000s)	Description of Investment (a)	Industry	Location	(000s)
“Capital Trading”	FIT Capital Trading LLC	Government Securities	$2,879,500	$2,874,836	U.S. Government treasury securities; 0.79%; sold October 2008 (c)	—	U.S.A.	$2,874,836

“Brookdale”	FIT Holdings LLC	Common Stock	33,228	252,925	Brookdale Senior Living, Inc. (NYSE: BKD), an owner and operator of senior living facilities (d)	Senior Living	U.S.A.	730,684
“Aerofort”	FIT Aero Investments Ltd.	Equity Interest	—	20,445	100% equity interest in Aerofort Investments LLC and 100% equity interest in FIT AERO Iceland, LTD, lessors of aircraft	Transportation	U.S.A./Europe	23,137

(a)	Presented for the controlled affiliate in its entirety. The fund’s interest in the Indirect Investment is represented by the product of (i) its ownership percentage in the controlled affiliate as disclosed on the Consolidated Schedule of Investments, and (ii) the controlled affiliate’s investment holding.

(b)	Net of returns of capital, if any.

(c)	The fair value disclosed above differs from that on the Consolidated Schedule of Investments due to the other assets and liabilities of Capital Trading, including repurchase agreements with Deutsche Bank AG with a cost basis and fair value of $2,860.5 million and an interest rate of 1.75%, which were repaid in October 2008. The cost presented above also differs from that on the Consolidated Schedule of Investments due to the use of financing by the controlled affiliate.

(d)	FIT Holdings LLC has an indirect interest in the Brookdale common stock through FIT Brookdale Holdings LLC. The fair value disclosed above differs from that on the Consolidated Schedule of Investments due to the other assets and liabilities of FIT Brookdale Holdings LLC, including a $250 million stock loan in which the Brookdale common stock and $40 million of cash are used as collateral. The cost presented above also differs from that on the Consolidated Schedule of Investments primarily due to the use of financing by the controlled affiliate. In November 2008, FIT II distributed its equity interest in FIT Brookdale Holdings LLC pro rata to its investors.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2008
2.	FAIR VALUE MEASUREMENTS

Investments measured and reported at fair value are classified and disclosed in one of the following categories:
■	Level 1 – price quotes for identical investments are available in active markets as of the reporting date. FIT II classifies direct investments in listed equities within this category (except where such investments are materially restricted and such restriction transfers to the purchaser upon disposition).

■	Level 2 – pricing inputs, other than Level 1, that are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments in non-active markets (including genuine bids from third parties for privately held investments), and observable inputs other than quoted prices such as LIBOR or forward currency rates that are entered directly into valuation models to determine the value of derivatives or other investments. In addition to over-the-counter derivatives, FIT II will include in this level certain debt instruments and restricted equity securities whose fair value is based fundamentally on quoted prices for similar instruments, in addition to interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.

■	Level 3 — unobservable inputs based upon FIT II’s assessment of the assumptions that market participants would use in pricing the investment. Real estate, debt and equity investments in private companies valued using pricing models whose inputs require significant judgment because of the absence of any meaningful current market data for identical or similar investments fall within this category. Such pricing models may use observable inputs other than quoted prices, such as interest rates, dividend yields and EBITDA multiples for comparable enterprises. However, adjustments may then be made to such inputs prior to their application to key metrics of the investment being measured, for example, market interest rates or cost of equity will be adjusted to determine a specific enterprise’s weighted average cost of capital, or the dividend yield or EBITDA multiples of publicly quoted companies will be adjusted to account for the different attributes of the specific investment being measured. Since these adjustments require significant judgment we classify those inputs as Level 3. FIT II also includes within Level 3 interests in controlled affiliates whose fair value is significantly affected by assets and liabilities other than investments in Level 1 or Level 2 type securities. Finally, valuations based upon information from third parties (such as pricing services or broker-dealers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified in Level 3.
FIT II’s valuation policies require that the valuation technique used maximizes the use of observable (i.e., Level 1 or Level 2) inputs. Where the valuation technique used utilizes inputs that fall within different levels of the hierarchy, the level within the hierarchy that the fair value measure as a whole is classified is dependent upon the lowest level of the significant inputs.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2008
The following summarizes the valuation of FIT II’s investments within the fair value hierarchy levels described above at September 30, 2008 (in thousands):

	Total	Level 2	Level 3
Controlled Affiliates — Indirect Investments	$563,129	$14,400	$548,729

The following table presents additional information about investments valued by FIT II using significant Level 3 inputs as described above at September 30, 2008 (in thousands):

			Third Party
	Total	Internal Models	Marks
Controlled Affiliates — Indirect Investments	$548,729	$547,957	$772

For the nine months ended September 30, 2008, the changes in investments measured at fair value using Level 3 inputs were as follows (in thousands):

Controlled Affiliates -
Indirect Investments
Balance, January 1, 2008	$745,032
Net Purchases and Sales	20,000
Net Realized and Unrealized Losses	(217,075)
Transfers Into Level 3	772

Balance, September 30, 2008	$548,729

Net realized and unrealized gains and losses recorded for Level 3 investments are included in results of operations on the consolidated statement of operations. The net amount of unrealized gains and (losses) relating to investments still held at the reporting date is ($217.1) million.

Item 2. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

(b)	There have not been changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
(A)(1) Certification of Chief Executive Officer.
(A)(2) Certification of Chief Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fortress Investment Trust II

By: Name:	/s/ Kevin Naughton Kevin Naughton
Title:	Chief Financial Officer
Date:	December 1, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Wesley R. Edens Wesley R. Edens
Title:	Chief Executive Officer
Date:	December 1, 2008

By: Name:	/s/ Kevin Naughton Kevin Naughton
Title:	Chief Financial Officer
Date:	December 1, 2008